MAKING THE MOST OF IT 4Q14 Earnings Conference Call Supplemental Presentation January 28, 2015 Exhibit 99.2

Safe Harbor And Legend

To the extent that statements in this press release and the accompanying PowerPoint presentation relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”,
“intend”, “anticipate”, “estimate”, “project” or similar expressions. The Company’s actual strategies, results and financial condition in future periods may differ materially from those currently expected due to various risks and uncertainties. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.  Consequently, no forward-looking statement can be guaranteed.
In connection with the proposed mergers, IBERIABANK Corporation has filed or will file Registration
Statements on Form S-4 that will contain proxy statement / prospectuses. INVESTORS AND SECURITY
HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT / PROSPECTUSES REGARDING
THE PROPOSED TRANSACTIONS WHEN THEY BECOME AVAILABLE, BECAUSE SUCH DOCUMENTS WILL
CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement / prospectuses (when they are available) and other documents containing information about the pending transactions with Florida Bank Group, Inc., Old Florida Bancshares, Inc. and Georgia Commerce
Bancshares, Inc., without charge, at the SEC’s website at http://www.sec.gov. Copies of the proxy statement /
prospectuses and the SEC filings that will be incorporated by reference in the proxy statement / prospectuses may also be obtained for free from the IBERIABANK Corporation website, www.iberiabank.com, under the heading “Investor Information”.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of common stock of Old Florida Bancshares, Inc. or Georgia Commerce Bancshares, Inc., nor is it an offer to sell shares of
IBERIABANK Corporation common stock which may be issued in the proposed mergers.  The issuance of
IBERIABANK Corporation common stock in any proposed merger would have to be registered under the
Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

•
Reported EPS of $1.07 (up $0.15 from 3Q14) and non-GAAP operating EPS of $1.05 (up
$0.01 from 3Q14)
•
Tax equivalent net interest income increased $2.8 million, or 2% from 3Q14, while average earning assets increased $154 million, or 1%
•
Announced three acquisitions; Florida Bank Group, Inc., Old Florida Bancshares, Inc., and
Georgia Commerce Bancshares, Inc.
•
Legacy loan growth:
•
Legacy deposit growth:
•
Net interest margin increased four bps to 3.53%, which exceeded previously disclosed guidance range of 3.45% to 3.50%
•
Tangible operating efficiency ratio increased to 65.9% in 4Q14 from 65.7% in 3Q14
•
Tax-equivalent operating revenues up $3 million or +2% (+7% annualized)
•
$2.9 million income tax benefit resulting in a $0.09 per share increase in non-operating EPS
$489 million since September 30, 2014 (+21% annualized), including $324 million of Commercial and $165 million of Small Business and Consumer
Growth in the loan portfolio was 34% Retail and Small Business and 66%
Commercial
Overview
Introductory Comments – Fourth Quarter 2014
$143 million since September 30, 2014 (+5% annualized)
$38 million increase in non-interest bearing deposits (+5% annualized)

•
Successfully completed and converted three acquisitions.  Synergies better than expected and deposit attrition less than expected.
•
Loan growth in 18 of 21 markets and deposit growth in 17 of 21 markets.
•
Average asset growth of $1.6 billion in 2014, up 13% compared to 2013.
•
Between year-end 2013 and 2014, improvement in nearly all asset quality metrics.  Strategic goal is top quartile performance throughout the planning period.
•
Net interest margin improved 13 basis points in 2014 to 3.51%, which exceeded previously disclosed guidance range of 3.45% to 3.50%.
•
Tax equivalent operating revenues increased $74 million, or 13% compared to 2013.
•
Operating expenses increased $17 million, or 4%, compared to 2013, resulting in positive operating leverage of 4.5 times.
•
Tangible operating efficiency ratio improved 600 basis points, from 74.6% in 2013 to 68.5%
in 2014.  The ratio improved further to 65.9% in 4Q14.  Strategic goal is below 60% by 4Q16.
•
Operating return on average tangible common equity of 9.94% in 2014, compared to 8.48%
in 2013, and 11.17% in 4Q14 (11.46% on a reported basis.)  Strategic goal is 13.00% to
17.00% by 4Q16.
•
Reported EPS of $3.30 (up 50% from 2013) and non-GAAP operating EPS of $3.73 (up 20%
from 2013).  Strategic goal is double-digit percentage growth year-over-year in operating
EPS throughout the planning period.
Overview
Introductory Comments – Year of 2014

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Former Bank-Related Properties
Legacy
Non-Covered Acquired
Covered Acquired
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
$6
$72
$58
$737
$4
$68
$58
$682
$5
$62
$63
$635
$4
$62
$74
$561
$9
$66
$71
$520
$9
$66
$67
$459
$8
$68
$64
$403
$11
$65
$56
$350
$9
$64
$46
$252
$9
$50
$43
$221
$19
$50
$54
$171
$13
$49
$52
$146
$12
$45
$58
$110
IBERIABANK Corporation

Overview
Non-Performing Assets Trends $ in millions
NPA determination based on regulatory guidance for Acquired portfolios
4Q14 includes $12 million of Bank-related properties reclassified to OREO
No energy loans classified as
non-performing assets at
December 31, 2014

IBERIABANK Corporation - Excluding former bank properties
IBERIABANK Corporation - Including former bank properties
Peer Banks $10 -$30 Billion in Total Assets
All Bank Holding Companies
Allowance for Credit Losses/Nonperforming Assets %
210%
190%
170%
150%
130%
110%
90%
70%
50%
193.7%
154.4%
110.0%
99.8%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK Corporation

Overview
Allowance Coverage To NPAs – Legacy IBKC
•
4Q14 Allowance for
loan losses of $76.2
million
•
4Q14 Reserve for
unfunded lending
commitments of $11.8
million
•
Legacy NPAs of $57.0
million; including
approximately $12
million of OREO bank-
related properties
•
Excluding former bank-
related properties,
ACL/NPAs equals
193.7%
Excludes all covered and acquired assets

Acquisitions
Update
•
HQ: Tampa, Florida
•
Offices: 13 in Florida
•
Assets: $571 million
•
Loans: $319 million
•
Deposits: $404 million
•
Collars: $56.79 & $76.83
•
% Pro Forma IBKC: 3%
•
Merger Update:
Announced: October 3
rd
Apps. Accepted*: November 5
th
S-4 Effective: December 8
th
Shareholder Vote: January 13
th
Potential Closing: 1Q15
•
HQ: Orlando, Florida
•
Offices: 14 in Florida
•
Assets: $1.4 billion
•
Loans: $1.1 billion
•
Deposits: $1.2 billion
•
Collars: $57.31 & $70.05
•
% Pro Forma IBKC:  7%
•
Merger Update:
Announced: October 27
th
Apps. Accepted*: November 26
th
S-4 Effective: January 15
th
Shareholder Vote: February 20
th
Potential Closing: 1Q15
•
HQ: Atlanta, Georgia
•
Offices: 9 in Georgia
•
Assets: $1.0 billion
•
Loans: $746 million
•
Deposits: $858 million
•
Collars: $58.69 & $71.73
•
% Pro Forma IBKC:  5%
•
Merger Update:
Announced: December 8
th
Apps. Accepted*: December 23
rd
S-4 Effective: TBD
Shareholder Vote: TBD
Potential Closing: 2Q15
Old Florida Bancshares Georgia Commerce Florida Bank Group
Unaudited Balance Sheet Information as of December 31, 2014
*Dates applications were accepted by Federal Reserve Bank of Atlanta

$ in millions
$49.0
$48.0
$47.0
$46.0
$45.0
$44.0
$43.0
$42.0
$41.0
$40.0
$39.0
$46.5
(1.0)
(0.6)
0.8
1.0
$46.7
0.4
$47.1
Operating Non-Interest Income 3Q14
Capital Markets Revenue
Mortgage Income
Credit Card Fee Income
COLI Income
Operating Non-Interest Income 4Q14
Total Non-Operating Income
Total Non-Interest Income 4Q14

IBERIABANK

Financial Results
Non-Interest Income – 4Q14 Components
•
Operating non-
interest income
increased $0.2
million, or less than
1%, on a linked
quarter basis
•
Non-operating
income of $0.4
million includes:
•
$0.2 million in
gains on sales of
investments
•
$0.2 million of
other non-
operating income

Mortgage Non-Interest Income
$ 12,356
$ 10,133
$ 13,755
$ 14,263
$ 13,646
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
(2,000)
(4,000)
$, Thousands
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
Cash Revenue
Net Market Value Adjustment (Exc. Pair-Off Fees)
Servicing Income
Hedging Costs

Volumes on Mortgage Loans Sold
Origination and Sold Balances $, Millions
$500
$400
$300
$200
$100
$0
$404
$377
$313
$311
$436
$395
$456
$488
$459
$464
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
Originations
Sold

Pipeline + Loans HFS
(Period End)
$, Millions
$400
$300
$200
$100
$0
$ 233
$128
$105
$ 289
$131
$159
$ 356
$176
$180
$ 318
$149
$170
$ 278
$140
$137
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
Pipeline
Loans HFS

IBERIABANK Corporation

•
Mortgage 4Q14 Non-Interest Income of $13.6
million is $0.6 million lower than 3Q14 driven by
•
$0.6 million lower market value adjustment
gains (-$1.1million recognized in 4Q14 versus
-$0.5 million in 3Q14)
•
$0.7 million higher hedging costs ($3.2 million
in 4Q14 versus $2.5 million in 3Q14)
•
$0.7 million higher gains on lower sales
volume (-5%) and higher sales margins (+4%)
•
Loan originations were up $3 million in 4Q14 to
$459 million from $456 million in 3Q14 (+1%)
•
The pipeline plus loans held for sale at December
31
st
was 13% lower than at September 30, 2014
Financial Results
Mortgage Income

2014
2013
2012
% Change in Mortgage Loan Locked Pipeline Since The Start of The Year
50%
30%
10%
-10%
-30%
-50%
-70%
-4%
-8%
-13%
1/3/14
2/3/14
3/3/14
4/3/14
5/3/14
6/3/14
7/3/14
8/3/14
9/3/14
10/3/14
11/3/14
12/3/14
1/3/15

IBERIABANK Corporation

Financial Results
Weekly Locked Mortgage Pipeline Trends
•
Significant pipeline
declines in winter
months
•
Seasonal rebound
commences at the
start of each year
through spring
months into early
summer
•
Increased
production due to a
combination of
favorable rate
environment and
improved recruiting
in key markets
•
Weekly locked
pipeline was $200
million at January
23, 2015, up 46%
since December
31, 2014

$ in millions
$120.0
$118.0
$116.0
$114.0
$112.0
$110.0
$108.0
$106.0
$104.0
$102.0
$100.0
$114.0
1.2
0.7
0.5
0.6
(2.1)
(0.5)
1.8
$116.2
3.2
$119.4
Operating Non-Interest Expense 3Q14
Equity Compensation
COLI Expense
Marketing & Business Development
Legal & Professional
Credit/Loan Related
Payroll Tax
All Other Operating Changes
Operating Non-Interest Expense 4Q14
Total Non-Operating Expense
Total Non-Interest Expense 4Q14

IBERIABANK Corporation

•
Operating non-
interest expense
increased $2.2
million, or 2%, on
a linked-quarter
basis
•
Non-operating
expense of $3.2
million includes:
•
$1.1 million in
impairment of
long-lived
assets
•
$2.1 million of
merger-related
expenses
Financial Results
Non-Interest Expense – 4Q14 Components

Capital
Results and Anticipated Changes
•
Increase in Tier 1
Leverage ratio from
3Q14 due to an increase
in net interest income in
4Q14
Estimated Future Impacts:
•
Anticipated 50% phase-
out of trust preferred
securities beginning in
2015
•
Expiration of loss share
coverage on three FDIC-
assisted transactions
• Commencing in 2015, the Company will experience a 50% phase-out of Tier 1 capital treatment for its trust preferred securities with no commensurate change in total regulatory capital
• In addition, on January 1, 2015, the Company experienced the expiration of FDIC loss share protection on additional non-single family loans associated with three FDIC–assisted transactions
•
Net risk weighted assets increased $347 million, 3%, from 3Q14 as a result of organic loan growth, investment securities purchases and a shift of loans out of the covered loan portfolio
Q3 2014 Q4 2014
Well
Capitalized
Minimum
Tier 1 Leverage 9.21% 9.36% 15                    bps 5.00%
Tier 1 Risk Based 11.20% 11.18% (2)                     bps 6.00%
Tier 1 Common Risk Based 10.32% 10.32% (0)                     bps 3.00%
Total Risk Based 12.40% 12.30% (10)                 bps 10.00%
Tangible Common Equity / Tangible Assets 8.45% 8.60% 15                    bps N/A
IBERIABANK Corporation Capital Ratios Change
Estimated Impact on 4Q 2014 Capital Ratios
Phase out of Trust Preferred Securites (50% Phase Out) (36) bps (43) bps - bps
End of Loss Share - certain covered assets - bps (11) bps (12) bps
Total Impact (36) bps (54) bps (12) bps
Total Risk Based Tier 1 Risk Based Tier 1 Leverage

Energy 13

$160
$140
$120
$100
$80
$60
$40
$20
$-
$ / Bbl
3,000
2,500
2,000
1,500
1,000
500
0
Total US Rig Count
WTI Spot Price
WTI Futures Curve
Baker Hughes US Rig Count
ICP US Rig Forecast
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015

IBERIABANK

Energy
Drilling Rig Count vs WTI Spot Price
Source: IBERIA Capital Partners, Bloomberg
Data as of January 28, 2015
“Cycle B”
-49% in 553 days
1,179 to 596
“Cycle A”
-75% in 574 days
2,713 to 686
“Cycle F”
-57% in 273 days
2,031 to 876
Today
-15% in 119 days
1,931 to 1,633
“Cycle D”
-43% in 266 days
1,293 to 738 “Cycle C”
-52% in 490 days
1,019 to 488

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$45
$47
$18
$35
$127
$456
$83
$70
Services - Drilling Support - Drillers
Services - Drilling Support - Pipe and Tool Rental
Services - Drilling Support - Completion
Services - Drilling Support - Other
Services - Non-Drilling Support
E&P
Midstream - Other
Midstream - Pipeline

IBERIABANK Corporation

15 Energy Energy Portfolio Risk Profile Relative Risk Midstream E&P Services millions Total Outstanding Loan Balances

Aggregate Rolling TTM EBITDA
WTI Spot Price
TTM EBITDA ($mm)
WTI Spot ($ / Bbl)
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
2Q97 4Q97 2Q98 4Q98 2Q99 4Q99 2Q00 4Q00 2Q01 4Q01 2Q02 4Q02 2Q03 4Q03 2Q04 4Q04 2Q05 4Q05 2Q06 4Q06 2Q07 4Q07 2Q08 4Q08 2Q09 4Q09 2Q10 4Q10 2Q11 4Q11 2Q12 4Q12 2Q13 4Q13 2Q14 4Q14

IBERIABANK Corporation

Oilfield Service
Oilfield Service Index – Trailing Twelve Month EBITDA
Source: IBERIA Capital Partners, Bloomberg
Data as of January 28, 2015
Aggregate EBITDA represents PHLX Oil Services Index, excluding Tidewater and Oil States
“Cycle C”
-47% over 7Q’s
$9.4B to $5.0B
“Cycle D”
-31% over 6Q’s
$9.8B to $6.7B
“Cycle F”
-30% over 6Q’s
$36.6B to $25.6B
“E”

Balance
16%
13%
10%
46%
15%
Gas Compression
Marine Transportation
Other
Pipeline
Storage

Commitment
11%
7%
6%
58%
18%
Gas Compression
Marine Transportation
Other
Pipeline
Storage

	Balance	Commitment	Relationship Count
Pipeline	$69,917,750	$165,559,909	11
Storage	$22,717,365	$49,400,000	2
Gas Compression	$23,790,716	$32,000,000	2
Marine Transportation	$19,982,890	$19,982,890	1
Other	$16,058,073	$16,995,914	6
Grand Total	**$152,466,794**	**$283,938,713**	**22**

IBERIABANK Corporation

17 Midstream Composition of Midstream Portfolio - 4Q14 *Iberiabank less FDIC Oil and Gas Data

18 Seasonal Influences

$ in Millions
650
550
450
350
250
150
50
(50)
97
6
(15)
37
23
(5)
14
64
149
246
243
165
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

IBERIABANK

Seasonal Influences
Quarterly Organic Loan Growth
•
First quarter of each year tends to exhibit
slower loan growth than other quarters due
to seasonal factors
•
4Q14 organic loan growth of $489 million,
+21% annualized growth
•
4Q14 quarterly organic loan growth was the
second strongest in company history

$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total Revenues ($ in Millions)
IBERIA Capital Partners
IBERIA Wealth Advisors
IBERIA Financial Services
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK Corporation

Seasonal Influences
Capital Markets and Wealth Management
•
ICP revenues -36%
compared to 3Q14
•
IWA revenues +8%
compared to 3Q14
•
IFS revenues -13%
compared to 3Q14
•
$1.0 million decline in
revenues at ICP due to
lower investment
banking and capital
market activities
income as a result of
rapid decline in energy
prices during 4Q14
•
IWA assets under
management
increased $137 million
(+11%) to $1.4 billion
on December 31, 2014

Millions
Retirement Contributions
Payroll Taxes
Total Expenses ($ in Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.5
$4.6
$0.8
$3.4
$0.3
$2.8
$0.2
$2.5
$0.6
$4.3
$0.5
$3.4
$0.4
$3.3
$0.4
$2.8
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Seasonal Influences Payroll Taxes and Retirement Contributions Influenced by impact of Teche acquisition completed in May 2014 and First Private acquisition completed in June 2014 21

Millions
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Total Revenues ($ in Millions)
$4.0
$4.2
$4.5
$4.5
$4.1
$5.2
$7.1
$6.7
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK

Seasonal Influences Checking NSF Related Charges Influenced by impact of Teche acquisition completed in May 2014 22

Appendix 23

Appendix
Performance Metrics – Quarterly Trends
•
Average earning
assets up $0.2
billion (+1%)
•
T/E net interest
income up $3
million (+2%)
•
Provision for loan
losses of $6 million:
•
Legacy net charge-
offs: $1.5 million
(0.06% annualized
rate)
•
Covered and
acquired net
charge-offs: $0.2
million (0.05%
annualized rate)
•
Legacy provision
for loan losses:
$4.0 million
12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014
Net Income ($ in thousands) 25,604 $     22,395 $  16,227 $  30,892 $  35,936 $     16%
Per Share Data:
Fully Diluted Earnings 0.86 $         0.75 $       0.53 $       0.92 $       1.07 $         16%
Operating Earnings (Non-GAAP) 0.87 0.73 0.89 1.04 1.05 1%
Pre-provision Operating Earnings  (Non-GAAP) 0.97 0.78 0.99 1.15 1.17 2%
Tangible Book Value 37.17 37.59 37.30 37.83 39.11 3%
Key Ratios:
Return on Average Assets 0.77% 0.68% 0.46% 0.79% 0.91% 12 bps
Return on Average Common Equity 6.62% 5.83% 3.99% 6.78% 7.78% 100 bps
Return on Average Tangible Common Equity (Non-GAAP) 9.43% 8.36% 5.88% 10.10% 11.46% 136 bps
Net Interest Margin (TE)
(1)
3.52% 3.54% 3.49% 3.49% 3.53% 4 bps
Tangible Operating Efficiency Ratio (TE)
(1)
(Non-GAAP) 69.9% 73.6% 69.9% 65.7% 65.9% 15 bps
Tangible Common Equity Ratio (Non-GAAP) 8.55% 8.61% 8.44% 8.45% 8.60% 15 bps
Tier 1 Leverage Ratio 9.70% 9.61% 10.00% 9.21% 9.36% 15 bps
Tier 1 Common Ratio (Non-GAAP) 10.55% 10.44% 10.30% 10.32% 10.32% (0) bps
Total Risk Based Capital Ratio 12.82% 12.69% 12.41% 12.40% 12.30% (10) bps
Net Charge-Offs to Average Loans
(2)
0.07% 0.05% 0.04% 0.09% 0.06% (3) bps
Non-performing Assets to Total Assets
(2)
0.61% 0.49% 0.53% 0.46% 0.41% (5) bps
(1) Fully taxable equivalent basis.
(2) Excluding FDIC Covered Assets and Acquired Assets.
Linked Quarter
%/Basis Point
Change
For Quarter Ended:

Appendix
Performance Metrics – Yields and Costs
9/30/2014 12/31/2014
Investment Securities 2.20% 2.24% 4 bps
Covered Loans, net of loss share receivable 3.07% 3.57% 50 bps
Legacy Loans, net 3.97% 3.94% (3) bps
Non-Covered Acquired Loans, net 6.63% 6.94% 31 bps
Loans & Loss Share Receivable 4.31% 4.32% 1 bps
Mortgage Loans Held For Sale 3.90% 3.95% 5 bps
Other Earning Assets 0.60% 0.80% 20 bps
Total Earning Assets 3.83% 3.88% 5 bps
Interest-bearing Deposits 0.39% 0.41% 2 bps
Short-Term Borrowings 0.17% 0.19% 2 bps
Long-Term Borrowings 2.75% 2.73% (2) bps
Total Interest-bearing Liabilities 0.46% 0.48% 2 bps
Net Interest Spread 3.38% 3.41% 3 bps
Net Interest Margin 3.49% 3.53% 4 bps
(1)
Earning asset yields are shown on a fully taxable-equivalent basis.
For Quarter Ended: Linked Quarter
Basis Point
Change

3.60%
3.55%
3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
Net Interest Margin - As Reported
Non-GAAP Cash Margin
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK

Appendix
Non-GAAP Cash Margin
• Adjustments represent accounting
impacts of purchase discounts on
acquired loans and related accretion
as well as the I/A and related
amortization on the covered portfolio
Balances, as
Reported Adjustments As Adjusted
4Q13
Average Balance 11,853,896     3,929             11,857,825
Income 103,438          (2,072)            101,366
Rate 3.52% -0.03% 3.49%
1Q14
Average Balance 12,088,186     16,847           12,105,029
Income 104,408          (2,517)            101,890
Rate 3.54% -0.09% 3.45%
2Q14
Average Balance 12,687,971     30,318           12,718,289
Income 109,273          392                109,665
Rate 3.49% 0.01% 3.50%
3Q14
Average Balance 13,990,358     44,149           14,034,507
Income 121,751          (4,170)            117,581
Rate 3.49% -0.13% 3.36%
4Q14
Average Balance 14,144,762     54,669           14,199,431
Income 124,680          (6,076)            118,603
Rate 3.53% -0.18% 3.35%

Appendix
Non-Interest Income Trends
•
Mortgage income decreased $0.6 million, or -4%
•
Capital markets revenue decreased $1.0 million, or -36%
•
Credit Card fee income increased $0.8 million, or +30%
•
Corporate owned life insurance income increased $1.0 million due to valuation adjustments on investments (mostly offset by an increase to non-interest expense)
4Q14 originations up 1% from 3Q14
Refinancings were 36% of production, up
from 25% in 3Q14
Sales decreased 5% in 4Q14
Margins 5% higher in 4Q14
Pipeline of $137 million at quarter-end,
down 19% as compared to September 30,
2014.  At January 23, 2015, the locked
pipeline was $200 million or +46% over
December 31, 2014
3Q14 and 4Q14 includes full quarter of Teche and First Private results
Non-interest Income ($000s) 4Q13 1Q14 2Q14 3Q14 4Q14 $ Change % Change
Service Charges on Deposit Accounts 7,455 $    7,012 $    8,203 $    10,205 $  10,153 $  (52) $        -1%
ATM / Debit Card Fee Income 2,493       2,467       2,937       3,287       3,331       44             1%
BOLI Proceeds and CSV Income 900          934          934          1,047       1,050       3               0%
Mortgage Income 12,356     10,133     13,755     14,263     13,646     (617)         -4%
Title Revenue 4,327       4,167       5,262       5,577       5,486       (91)           -2%
Broker Commissions 4,986       4,048       5,479       5,297       3,960       (1,337)      -25%
Other Noninterest Income 6,179       5,129       7,182       6,854       9,071       2,217       32%
Noninterest income excluding non-operating income 38,696     33,890     43,752     46,530     46,697     167          0%
Gain (Loss) on Sale of Investments, Net 19             19             8               582          164          (418)         -72%
Other Non-operating income -           1,772       1               -           211          211          100%
Total Non-interest Income 38,715 $  35,681 $  43,761 $  47,112 $  47,072 $  (40) $        0%
4Q14 vs. 3Q14

Appendix
Non-Interest Expense Trends
•
Non-interest expenses excluding non-operating items up
$2.4 million, or 2%, as compared to 3Q14
•
Total expenses down $0.8 million, or -1%, in 4Q14
•
Severance expense down $1.1 million, mostly related to
Teche acquisition
•
Impairment of long-lived assets down $3.1 million
•
Merger-related expense increased $0.2 million
•
Tangible Operating Efficiency Ratio of 65.9%, up from
65.7% in 3Q14
3Q14 and 4Q14 includes full quarter of Teche and First Private results
Non-interest Expense ($000s) 4Q13 1Q14 2Q14 3Q14 4Q14 $ Change % Change
Mortgage Commissions 3,169 $       2,215 $       3,481 $       3,912 $       4,045 $       133 $       3%
Hospitalization Expense 3,899          3,944          3,661          4,611          4,606          (5)              0%
Other Salaries and Benefits 52,108        53,582        55,921        54,898        56,784        1,886       3%
Salaries and Employee Benefits 59,176 $    59,741 $    63,063 $    63,421 $    65,435 $    2,013 $    3%
Credit/Loan Related 2,776          3,560          3,093          4,569          2,483          (2,086)      -46%
Occupancy and Equipment 13,971        13,775        13,918        14,580        14,526        (54)           0%
Amortization of Acquisition Intangibles 1,177          1,218          1,347          1,623          1,618          (5)              0%
All Other Non-interest Expense 25,328        27,328        28,744        29,771        32,146        2,375       8%
Nonint. Exp. (Ex-Non-Operating Exp.) 102,428 $  105,622 $  110,165 $  113,965 $  116,208 $  2,243 $    2%
Severance 216             119             5,466          1,226          139             (1,087)      -89%
Occupancy and Branch Closure Costs -              17               14               -              -              -           100%
Storm-related expenses -              184             4                  1                  2                  1               143%
Impairment of Long-lived Assets, net of gains on sales (225)            541             1,241          4,213          1,078          (3,135)      -74%
Provision for FDIC clawback liability -              -              -              (797)            -              797          -100%
Debt Prepayment -              -              -              -              -              -           100%
Termination of Debit Card Rewards Program (311)            (22)              -              -              -              -           100%
Consulting and Professional -              -              -              -              -              -           100%
Merger-Related Expenses 566             967             10,419        1,752          1,955          203          12%
Total Non-interest Expense 102,674 $  107,428 $  127,309 $  120,360 $  119,382 $  (978) $      -1%
Tangible Efficiency Ratio - excl Nonop-Exp 69.9% 73.6% 69.9% 65.7% 65.9%
4Q14 vs. 3Q14
Linked quarter increases/decreases of:
Equity compensation expense $1.2 mil
Corporate-owned life insurance expense
Marketing and business development 0.5
Legal and professional fees 0.6
Credit/Loan related expense (2.1)
Decreased payroll tax expense (0.5)
0.7

Appendix
Non-Operating Items (Non-GAAP)
Non-operating adjustments equal to $3.2 million pre-tax or $0.02 EPS after-tax:
•
4Q14 Merger related expense of $2.0 million pre-tax or $0.04 EPS after-tax
•
4Q14 Severance expense of $0.1 million pre-tax or less than $0.01 EPS after-tax
•
Net impairment expense of $1.1 million pre-tax or $0.02 EPS after-tax
•
Income tax benefits of ($3.0) million or ($0.09) after tax
Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share
Net Income (Loss) (GAAP)
34,779 $      25,604 $      0.86 $           42,789 $      30,892 $      0.92 $           45,875 $      35,936 $      1.07 $
Non-interest income adjustments
Gain on sale of investments and other non-interest income
(19) (12) (0.00) (582) (378) (0.01) (374) (243) (0.01)
Non-interest expense adjustments
Merger-related expenses
566 368 0.01 1,752 1,139 0.04 1,955 1,496 0.04
Severance expenses
216 141 0.00 1,226 797 0.02 139 91 0.00
(Gain) Loss on sale of long-lived assets, net of impairment
(225) (146) (0.00) 4,213 2,738 0.08 1,078 701 0.02
(Reversal of) Provision for FDIC clawback liability
- - - (797) (518) (0.02) - - -
Other non-operating non-interest expense
(311) (202) (0.01) 1 1 (0.00) 2 1 (0.00)
Total non-interest expense adjustments
246 161 0.01 6,394 4,156 0.12 3,174 2,289 0.07
Income tax benefits
- - - - - - - (2,959) (0.09)
Operating earnings (Non-GAAP)
(3)
35,006 25,752 0.87 48,602 34,671 1.04 48,675 35,023 1.05
Covered and acquired impaired (reversal of) provision for loan losses
79 51 0.00 1,692 1,100 0.03 2,474 1,608 0.05
Other (reversal of) provision for loan losses
4,621 3,004 0.10 4,022 2,614 0.08 4,021 2,614 0.08
Pre-provision operating earnings (Non-GAAP)
(3)
39,706 $      28,808 $      0.97 $           54,316 $      38,385 $      1.15 $           55,170 $      39,245 $      1.17 $
(1) Per share amounts may not appear to foot due to rounding.
(2) After-tax amounts estimated based on a 35% marginal tax rate.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(dollars in thousands)
For The Quarter Ended
December 31, 2013 September 30, 2014 December 31, 2014
Dollar Amount Dollar Amount Dollar Amount

Appendix
Prior Period Adjustments
•
Purchase accounting adjustments represent adjustments to the fair values of loans, mortgage servicing rights, and core deposit intangibles as recorded on the acquisition date for the Teche transaction.
•
Correction adjustments represent recognition of timing adjustments of mortgage-
related income amounts recorded in the second and third quarters.
$ in thousands, except per share data
As Reported Updated As Reported Updated
Net Interest Income 108,979 $     294 $ 0 $      109,273 $ 121,041 $     710 $ (0) $     121,751 $
Non-Interest Income 47,963 (13) (4,189) 43,761 45,663 (38) 1,487 47,112
Non-Interest Expense 127,375 104 (170) 127,309 120,060 130 170 120,360
EPS, Diluted - GAAP 0.60 $           0.00 $ (0.08) $ 0.53 $      0.89 $           0.01 $ 0.02 $ 0.92 $
EPS, Diluted - Operating (Non-GAAP) 0.96 0.00 (0.07) 0.89 1.00 0.01 0.03 1.04
Book Value per Share 53.86 $         - $  (0.09) $ 53.77 $    54.35 $         0.02 $ (0.05) $ 54.32 $
Tangible Book Value per Share 37.41 (0.04) (0.07) 37.30 37.91 (0.03) (0.05) 37.83
Return on Average Assets 0.53% -
bps
(7)
bps
0.46% 0.76% 1
bps
2
bps
0.79%
Return on Average Common Equity 4.56% 3
bps
(60)
bps
3.99% 6.52% 8
bps
18
bps
6.78%
Return on Average Tangible Common  Equity 6.62% 10
bps
(84)
bps
5.88% 9.68% 15
bps
27
bps
10.10%
Net Interest Margin (TE) 3.48% 1
bps
-
bps
3.49% 3.47% 2
bps
-
bps
3.49%
2Q 2014 3Q 2014
Correction Correction
Purchase
Accounting
Adjustment
Purchase
Accounting
Adjustment

Appendix
Market Highlights For 4Q14
•
Competitive pressure remains strong for high quality commercial and business banking clients in terms of both pricing and structure
•
Houston, New Orleans, Birmingham, Baton Rouge, and Lafayette
showed strong commercial loan originations
•
Total commitments originated during 4Q14 of $1.2 billion with 32%
fixed rate and 68% floating rate
•
Commercial loans originated and funded in 4Q14 totaled $563 million with a mix of 19% fixed and 81% floating ($808 million in commercial loan commitments during the quarter)
•
Strong commercial pipeline in excess of $600 million at quarter-end
•
Legacy small business loan growth of $56 million, or +7%, on a linked-
quarter basis
•
Period-end core deposit increase of $131 million, with non-interest bearing deposits up $38 million

Appendix
Small Business and Retail – 4Q14 Progress
Excludes acquired loans and deposits
•
Small Business loan growth of $56 million, or +7%, on a linked-quarter basis
•
Consumer Direct & Mortgage loan growth of $108 million, or +4%, on a linked quarter basis
•
Credit Card loan growth of $4 million, or +6%, on a linked quarter basis
•
Checking account growth:
•
Small Business checking accounts increased 11% year-over-year and a 1% on a linked quarter basis
•
Consumer checking accounts decreased 2% year-over-year and a
1% on a linked quarter basis, primarily due to expected attrition from recently converted Teche portfolio
•
Continued focus on productivity and efficiency of the delivery network –
opened one branch in 4Q14, did not close any branches in 4Q14
•
Acceptance and usage of digital delivery continues to increase among our client base
•
Released Online Account Opening for Small Business Deposits

Other Consumer 3%
Mortgage 14%
Automobile 8%
Home Equity 14%
Small Business 3%
Commercial 58%

Other Consumer 3%
Mortgage 9%
Automobile 5%
Home Equity 14%
Small Business 11%
Commercial 58%

Appendix
Loan Growth And Mix Since Year-End 2008
December 31, 2008
$3.7 Billion
December 31, 2014
$11.4 Billion
Acquired loans, net of discount +$4.0 billion
Acquired loan pay downs ($2.2 billion)
Legacy loan growth +$5.9 billion
Total net growth +$7.7 billion

•

•

•

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
Legacy Loans
Acquired Loan, net
Covered Loans
$64
$58
$43
$173
$149
$258
$157
$338
$246
$421
$365
$362
$243
$434
$295
$568
$165
$379
$351
$489
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK Corporation

Appendix
Loan Growth
Legacy Loan Growth
$ in millions
4  Quarter 2014:
$489 million, or
+5% (+21%
annualized)
Since YE 2009:
$5.6 billion, or
+135% (+27%
annualized)
The FDIC
covered loan
portfolio declined
73%, or $1.2
billion (15%
annualized rate)
th

Legacy Loan Growth
$120
$100
$80
$60
$40
$20
$0
$25
$26
$93
$106
$111
Dallas
Lafayette
Birmingham
New Orleans
Houston

Loan Commitments
Loan Fundings
$300
$250
$200
$150
$100
$50
$0
$79
$25
$55
$92
$25
$67
$134
$43
$92
$208
$81
$127
$298
$74
$224
Lafayette
Baton Rouge
Birmingham
New Orleans
Houston

IBERIABANK Corporation

Appendix
Loan Growth and Originations 4Q14 – Top Markets
$ in millions
Loan commitments and originations include renewals
$ in millions
•
$489 million in legacy loan growth for 4Q14
•
Top 5 markets represent 74% of legacy growth
•
$1.2 billion in total funded and unfunded
loan commitments

Noninterest
15%
NOW
Accounts
21%
Savings/Mmkt
24%
Time Deposits
40%
Non-interest
NOW Accounts
Savings/Mmkt
Time Deposits
Non-interest
26%
NOW
Accounts
19%
Savings/Mmkt
38%
Time Deposits
17%

IBERIABANK Corporation

36 Appendix Deposit Growth And Mix Since Year-End 2008 December 31, 2008 $4.0 Billion December 31, 2014 $12.5 Billion • $8.5 billion growth in total deposits or +213% (+36% annualized)

Non-Interest Bearing
Other Core Deposits
Time Deposits
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$62
$88
$92
$71
$122
$44
$143
$116
$4
$84
$474
$47
$126
$77
$110
$38
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK

Excludes acquired deposits
Appendix
Deposit Growth
$ in millions
•
Increase of $143
million, or 1% in
4Q14 (+5%
Annualized)
•
$38 million (+1%)
growth in non-
interest bearing
deposits for 4Q14
Total Deposit Growth
Very strong
transaction account
growth in 4Q12

Non-Interest Bearing %
Non-Interest Bearing Deposits
30%
25%
20%
15%
10%
5%
0%
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
11%
12%
15%
15%
16%
17%
18%
19%
18%
19%
19%
23%
24%
25%
25%
26%
26%
$0.9
$0.9
$1.3
$1.4
$1.5
$1.6
$1.7
$1.9
$2.0
$2.0
$2.1
$2.5
$2.6
$2.7
$3.0
$3.2
$3.2
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK Corporation

Appendix
Non-Interest Bearing Deposits
% of Total
Deposits
•
$38 million of
incremental non-
interest-bearing
deposit growth or
+1% (+5%
annualized) in 4Q14
•
Top 4Q14 non-
interest-bearing
deposit growth
markets include:
Non-interest-bearing deposits at period-end
$ in billions

•
Houston,
•
Lafayette,
•
Sarasota
•
Naples, and
•
NE Arkansas

2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
IBERIABANK Corporation
Average Peers
1 Year Treasury Rate
0.33%
0.30%
0.22%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

*The decrease in 1Q10 cost of deposits reflects market value adjustments associated with the acquisition of Orion Bank and Century Bank*

IBERIABANK

Appendix
Deposits Costs
•
Our deposit
costs declined
greater than
peers
•
A portion of the
lower costs were
due to improved
mix of deposits
•
Non-interest-
bearing deposits
grew from 11%
of total deposits
in 2010 to 26%
of total deposits
in 4Q14

Appendix
Legacy Portfolio
Asset Quality Summary
(Excludes FDIC covered assets and all acquired loans)
•
NPAs equated to
0.41% of total assets,
down 5 bps compared
to 3Q14.  Includes $12
million of bank-related
properties
•
$60 million in classified
assets        (down $7.8
million from 3Q14)
•
Legacy net charge-offs
of $1.5 million, or an
annualized rate of
0.06% of average
loans
•
Past due loans
increased $15 million,
or 29%, to 0.68% of
total loans at 4Q14.
Increase associated
with three specific loan
relationships that have
been brought current
since year-end
($ thousands)
12/31/2013 9/30/2014 12/31/2014
Non-accrual Loans 43,687 $   38,060 $   34,970 $   -20% -8%
OREO 28,272 23,477 21,243 -25% -10%
Accruing Loans 90+ Days Past Due 1,075 4 754 -30% 16808%
Non-performing Assets 73,034 61,542 56,967 -22% -7%
Note: NPAs excluding Former Bank Properties 63,828 48,808 45,411 -29% -7%
Past Due Loans 66,153 50,505 65,291 -1% 29%
Classified Loans 82,199 67,462 59,663 -27% -12%
Non-performing Assets/Assets 0.61% 0.46% 0.41% (20) bps (5) bps
NPAs/(Loans + OREO) 0.88% 0.67% 0.59% (29) bps (8) bps
Classified Assets/Total Assets 0.69% 0.50% 0.43% (26) bps (7) bps
(Past Dues & Nonaccruals)/Loans 0.80% 0.55% 0.68% (12) bps 13 bps
Provision For Loan Losses 4,621 $    4,022 $    4,021 $    -13% 0%
Net Charge-Offs/(Recoveries) 1,366 2,131 1,538 13% -28%
Provision Less Net Charge-Offs 3,255 $    1,891 $    2,483 $    -24% 31%
Net Charge-Offs/Average Loans 0.07% 0.09% 0.06% (1) bps (3) bps
Allowance For Loan Losses/Loans 0.81% 0.79% 0.79% (2) bps (0) bps
Allowance For Credit Losses/Loans 0.95% 0.92% 0.91% (4) bps (1) bps
% or Basis Point Change
Year/Year Qtr/Qtr
For Quarter Ended:

Appendix
Asset Quality Portfolio Trends
     ($thousands)
Non-accruals
270,428 $       195,680 $       169,686 $
-37% -13%
OREO & Foreclosed
99,173           63,386           53,947
-46% -15%
90+ Days Past Due
2,194             190                1,708
-22% 798%
  Non-performing Assets
371,795 $       259,256 $       225,341 $
-39% -13%
NPAs/Assets
2.78% 1.67% 1.43%
(135)         bps (24)            bps
NPAs/(Loans + OREO)
3.88% 2.32% 1.96%
(192)         bps (36)            bps
LLR/Loans
1.51% 1.21% 1.14%
(37)            bps (8)              bps
ACL/Loans
1.62% 1.32% 1.24%
(38)            bps (8)              bps
Net Charge-Offs/Loans
0.06% 0.08% 0.06%
0                bps (2)              bps
Past Dues:
30-89 Days Past Due
40,918 $         17,508 $         51,141 $
25% 192%
90+ days Past Due
2,194             190                1,708
-22% 798%
Non-accual Loans
270,428          195,680          169,686
-37% -13%
Total 30+ Past Dues
313,540 $       213,378 $       222,535 $
-29% 4%
% Loans
3.30% 1.93% 1.95%
(136)         bps 2                bps
3Q14
Total Portfolio % or Basis Point Change
4Q14 Year/Year Qtr/Qtr 4Q13

Appendix
Expected Quarterly Re-pricing Schedule
$ in millions
Note:  Amounts exclude re-pricing of assets and liabilities from prior quarters
Excludes FDIC loans and receivable, non-accrual loans and market value adjustments
1Q15 2Q15 3Q15 4Q15 1Q16
Cash Equivalents Balance 356.2 $      - $         - $         - $         - $
Rate 0.82% 0.00% 0.00% 0.00% 0.00%
Investments Balance 68.5 $       78.5 $       76.7 $       76.4 $       59.6 $
Rate 2.97% 2.92% 3.06% 3.14% 2.96%
Fixed Rate Loans Balance 347.7 $      317.9 $      321.1 $      296.8 $      282.0 $
Rate 4.97% 5.01% 4.92% 4.91% 4.91%
Variable Rate Loans Balance 5,241.7 $   60.4 $       48.5 $       44.2 $       19.6 $
Rate 3.24% 2.82% 3.77% 3.47% 3.33%
Held for Sale Loans Balance 140.1 $      - $         - $         - $         - $
Rate 4.33% 0.00% 0.00% 0.00% 0.00%
Time Deposits Balance 674.6 $      362.4 $      320.7 $      264.8 $      105.9 $
Rate 0.42% 0.64% 0.74% 0.70% 1.07%
Repos/ST Debt Balance 522.7 $      290.0 $      20.0 $       10.0 $       - $
Rate 0.15% 0.20% 0.27% 0.29% 0.00%
Borrowed Funds Balance 122.3 $      10.5 $       3.7 $         2.3 $         2.3 $
Rate 3.24% 3.49% 3.94% 3.69% 3.73%

Appendix
Interest Rate Risk Simulation
Source: Bancware model, as of December 31, 2014
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet
•
Asset sensitive from an interest rate risk position
•
The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
•
Forward curve has a positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
Net Interest
Income -4.2% -2.0% 0.0% 4.5% 9.1% 1.3% 1.1%
Economic
Value of
Equity
-7.1% -12.2% 0.0% 8.6% 15.3% -0.2% -0.2%

Live Oak
Jacksonville
Perry
Cross City
Gainesville
Ocala
Daytona Beach
Port Orange
Beverly Hills
Sanford
Spring Hill
Pine Hills
Orlando
Merritt Island
Kissimmee
Clearwater
Lakeland
Palm Bay
Winter Haven
Sebring
Fort Pierce
Port St Lucie
Port Charlotte
Lake Okeechobee
Belle Glade
Boynton Beach
Hollywood
Pembroke Pines
Hialeah

IBERIABANK

Florida Bank Group, Inc.
Appendix
•
Announced October 3, 2014
•
In market and new-market acquisition of a Florida-based
commercial bank based in Tampa, Florida
•
Adds 13 branches in Florida – eight offices in Tampa, three in
Jacksonville, one in Sarasota and one in Tallahassee
As of December 31, 2014:
•
Total Loans: $319 million
•
Total Assets: $571 million
•
Total Deposits: $404 million
•
Total Equity:  $80 million common stock and $25
million in convertible preferred equity
•
Combination cash and common stock with aggregate cash
consideration not to exceed 50% of total consideration
•
$7.81 in cash per Florida Bank Group common share, and
•
Fixed exchange ratio of 0.149 of a share of IBKC common
stock for each Florida Bank Group share within price collars and floating exchange ratios outside of the collars
(1)
,
•
$87 million
(1)
for common stock outstanding based on IBKC
closing price of $62.61 on October 2, 2014
•
$17.14 per Florida Bank Group share outstanding
(1)
•
$3.5 million in cash liquidation value of options
•
Neutral to 2015 EPS and accretive thereafter
•
Slightly dilutive to TVBS (less than 1%)
•
IRR in excess of 20%
Shareholders’ With All Other
Equity Adjustments
(2)
Price / Total Book: 142% 126%
Price / Tangible Book: 142% 126%
(1) If the weighted average trading price of IBERIABANK common stock were to go below $56.79 per share, or to exceed
$76.83 per share, over a specified period, the value of the common stock portion of the transaction would become fixed and the exchange ratio would float
(2) Assumes the impact of cash liquidation for options, reversal of $23.4 million of deferred tax asset valuation allowance, credit loss assumptions, interest rate adjustments and fair value marks to facilities

IBKC
Florida Bank Group

IBERIABANK
Old Florida
Florida Bank Group

•

•

IBERIABANK Corporation

•
Announced October 27, 2014
•
New-market acquisition of an Orlando, Florida-based
commercial bank
•
Adds 14 offices in Florida – 12 offices in Orlando and two
offices north of Tampa
As of December 31, 2014:
•
Total Loans: $1.1 billion
•
Total Assets: $1.4 billion
•
Total Deposits: $1.2 billion
•
Total Equity: $160 million total shareholders’ equity
•
Tax-free, stock-for-stock exchange
•
Fixed exchange ratio of 0.34 share of IBKC common stock for
each Old Florida Bancshares, Inc. share within collars and
floating exchange ratios outside of collars
(1)
•
$21.80 per Old Florida common share outstanding
(2)
•
Estimated $21 million in cash liquidation value of all options outstanding
(3)
•
Approximately 2% accretive to EPS in 2016 and 3% accretive
in 2017
•
TBVS dilution of approximately 2% at consummation
•
TBVS breakeven in less than four years
•
IRR in excess of 20%
Old Florida
Bancshares, Inc.
Shareholders’ Aggregate Value
Equity
(2)
Including Options
(3)

Appendix
Price / Total Book: 163% 178%
Price / Tangible Book: 170% 185%
Notes:
(1) The agreement provides for a fixed exchange ratio with pricing collars that fix the value received by Old Florida’s shareholders if the weighted average trading price of IBERIABANK Corporation’s common stock were to decline below $57.31 per share, or exceed $70.05 per share, over a specified period
(2)
Assumes common and preferred converted shares and no exercise of options outstanding
(3) Assumes all stock options outstanding are cashed out at consummation
•
$238 million for total equity
(2)
outstanding based on IBKC’s
closing price of $64.13 on October 23,2014

Milton
Big Creek
Woodstock
Alpharetta
Acworth
Kennesaw
Roswell
Johns Creek
Duluth
Peachtree Corners
Marietta
Norcross
Dunwoody
Fair Oaks
Doraville
Smyrna
Vinings
Chamblee
Lilburn
North Atlanta
Powder Springs
Tucker
Austell
Mableton
Stone Mountain
North Decatur
Decatur
Belvedere Park
Atlanta
Redan
Lithonia
Gresham Park
Panthersville
Hapeville
College Park

IBERIABANK Corporation

Georgia Commerce
Bancshares, Inc.
•
Announced December 8, 2014
•
New market acquisition of a Georgia-based commercial
bank headquartered in Atlanta, Georgia
•
Adds nine branches in Georgia – all offices are in the
Atlanta, MSA
As of December 31, 2014:
•
Total Loans: $746 million
•
Total Assets: $1,020 million
•
Total Deposits: $858 million
•
Total Equity:  $104 million common stock
•
Tax-free, stock-for-stock exchange
•
Fixed exchange ratio of 0.6134 share of IBKC common
stock for each Georgia Commerce Bancshares, Inc. share
within collars and floating exchange ratios outside of
collars
(1)
•
$189 million for total equity
(2)
outstanding based on IBKC’s
closing price of $65.21 on December 5, 2014
•
$40.00 per Georgia Commerce common share
outstanding
(2)
•
Estimated $6 million in cash liquidation value of all options outstanding
(3)
•
Approximately 1.6% accretive to EPS in 2016 and 5%
accretive in 2017
•
TBVS dilution of approximately 1.8% at consummation
•
TBVS breakeven in approximately three and one-half years
•
IRR in excess of 20%
Shareholders’ Aggregate Value
Equity (2) Including Options (3)
•
Price / Total Book: 181% 186%
•
Price / Tangible Book: 196% 202%
(1) The agreement provides for a fixed exchange ratio with pricing collars that fix the value received by Georgia
Commerce’s shareholders if the weighted average trading price of IBERIABANK Corporation’s common stock were to decline below $58.69 per share, or exceed $71.73 per share, over a specified period.
(2) Assumes common  shares and full exercise of outstanding warrants. No exercise of stock options outstanding.
(3) Assumes all stock options outstanding are cashed out at consummation.

Appendix
Georgia Commerce

IBERIABANK
Corporation™

Member FDIC EQUAL HOUSING LENDER